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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 25, 2004


                             VA SOFTWARE CORPORATION
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             (Exact name of Registrant as specified in its charter)


            Delaware                     000-28369              77-0399299
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

                              46939 Bayside Parkway
                            Fremont, California 94538
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          (Address, including zip code, of principal executive offices)


               Registrant's telephone number, including area code:

                                 (510) 687-7000

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          (Former name or former address, if changed since last report)

                                 Former Address
                              47071 Bayside Parkway
                            Fremont, California 94538
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Item 7.  Financial Statements and Exhibits.
       (c)      Exhibits:

       Exhibit No.                           Description
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       99.1          Press release issued by VA Software Corporation on
                     May 25, 2004.

Item 12. Results of Operations and Financial Condition.

     On May 25, 2004, VA Software Corporation ("VA Software") issued a press release regarding its financial results for the quarter ended April 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Use of Non-GAAP Financial Information

     To supplement our consolidated financial statements presented in accordance with GAAP, VA Software uses non-GAAP measures of operating results, net income and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operating results. In addition, because we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VA SOFTWARE CORPORATION.
                                 a Delaware corporation


Dated: May 25, 2004              By:  /s/ Kathleen R. McElwee
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                                      Kathleen R. McElwee
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

  Exhibit
  Number                                   Description
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  99.1       Press release issued by VA Software Corporation on May 25, 2004.


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